Supplement dated February 12, 2009
to the
Newgate Emerging Markets Fund
Newgate Global Resources Fund
Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2008

Effective as of the date of this supplement, Ms. Lada Emelianova no longer serves as Co-Portfolio Manager of the Newgate Emerging Markets Fund and Newgate Global Resources Fund (the “Funds”), each a series of Trust for Professional Managers.   The disclosure in the sections entitled “Management of the Funds - Portfolio Managers” beginning on page 13 of the Funds’ Prospectus and “Management of the Funds - Portfolio Managers” beginning on page B-22 of the SAI are both amended to reflect the removal of disclosure relating to Ms. Emelianova.

Please retain this supplement with your Prospectus and SAI.